EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-39627 and No. 33-65786 of Datawatch Corporation on Form S-8 of our report dated November 16, 2001 appearing in the Annual Report on Form 10-K of Datawatch Corporation for the year ended September 30, 2001.


Boston, Massachusetts
December 28, 2001